United States
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2013

OSIRIS THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32966	71-0881115
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (443) 545 - 1800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

On August 13, 2013, Osiris Therapeutics, Inc. issued a press release announcing the results of the planned interim analysis of the data from its multi-center, randomized, controlled clinical trial (Protocol 302) comparing the safety and efficacy of Grafix® to standard of care.  The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 8.01.    OTHER EVENTS.

On August 13, 2013, Osiris Therapeutics, Inc. reported that its multi-center, randomized, controlled clinical trial (Protocol 302) comparing the safety and effectiveness of Grafix to standard of care in patients with chronic diabetic foot ulcers (DFU) was halted after the data monitoring committee conducted a planned interim analysis of the data and found that Grafix had reached the pre-specified stopping rules for overwhelming efficacy.  For the primary endpoint, 62% of patient receiving Grafix had complete closure compared to 21% (p<0.0001) of patients who received conventional treatment for their wounds — a relative improvement of 191%.  A total of 131 patients were enrolled, with the interim analysis being conducted on the first 97 to complete the trial.

The trial also reached statistical significance in favor of Grafix on all available secondary endpoints, demonstrating faster wound closure and a reduction in the number of treatments needed to achieve wound closure.  In the crossover phase of the trial, patients whose wounds failed to close after 12 weeks of standard of care had an 80% closure rate when switched to Grafix.  Patients randomized to receive standard of care were 74% more likely to experience a Treatment Emergent Adverse Event (TEAE) than those receiving Grafix (p=0.008).  As a result, the blinded phase of the trial is being discontinued immediately and all patients randomized to the control arm will be offered treatment with Grafix.

Top-Line Data from the Interim Analysis of Protocol 302

	Grafix (n=50)	Control (n=47)	P Value

Primary

Complete Would Closure at 12 Weeks	62.0%	21.3%	p<0.0001

Secondary

Complete Wound Closure for Patients Receiving All Treatments*	71.4%	27.0%	p=0.0001
Time to Complete Closure	42 days	70 days	P=0.017
Number of Treatments	6	12	P<0.001
Closure with Grafix in Patients Falling Standard of Care (Crossover)**	80.0%	N/A	N/A

Safety

Patients with at least One Adverse Event (AE)	38.0%	66.0%	p=0.008
Patients with at least One Treatment Emergent Adverse Event (TEAE)	38.0%	66.0%	p=0.008

*Patients attending all 12 treatments visits (n=79)

**n=20 at time of the interim analysis

ITEM 9.01.    Financial Statements and Exhibits

(d)     Exhibits.

99.1         Registrant’s press release dated August 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s press release dated August 13, 2013.

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based.  Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements.  Risks and that could cause actual results to differ materially from those anticipated in forward-looking statements, include the factors described in the sections entitled “Risk Factors” in our Annual Report on Form 10-K filed with the United States Securities and Exchange. You should not unduly rely on forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OSIRIS THERAPEUTICS, INC.

Dated: August 13, 2013	By:	/s/ PHILIP R. JACOBY, JR.
Philip R. Jacoby, Jr.
Chief Financial Officer and Corporate Secretary

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